UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2005

Gray Television, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	1-13796	58-0285030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4370 Peachtree Road NE, Atlanta, Georgia		30319
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 504-9828

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 31, 2005, Gray Television, Inc. announced that its Board of Directors had appointed former United States Senator Mr. Zell Miller to serve on the company's Board of Directors. His appointment is effective as of January 28, 2005. There was no arrangement or understanding pursuant to which Mr. Miller was elected as a director. There are no related party transactions between Gray Television, Inc. and Mr. Miller as described by Item 404 (a) of Regulation S-K. Initially, Mr. Miller will not serve as a member of any committee of the company's Board of Directors. The press release issued on January 31, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

February 3, 2005	By:	James C. Ryan

Name: James C. Ryan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Registrant's Press Release, dated January 31, 2005.